The Peck Company

Investor Presentation

The Peck Company

Constructing our Energy Future

The Peck Company

Disclaimer

Certain statements contained in this presentation or in other documents of Peck Electric Co. ("Peck", "Peck Electric", "The Peck Company" or "Company"), along with certain statements that may be made by management of the Company orally in presenting this material, regarding, among other matters, management's plans and strategies, may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," "project" and other words and terms of similar meaning. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties, including those set forth in the prospectus for the Company's offering.

Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward-looking statement. It is not possible to predict or identify all such risks, contingencies and uncertainties.

The Company assumes no obligation to update or revise, publicly or otherwise, any forward-looking statements as circumstances change or as a result of subsequent events.

Prior returns are not indicative of future performance.

Jensyn Acquisition Corp. ("Jensyn") has filed with the SEC a preliminary proxy statement in connection with the proposed business combination with Peck and other matters and will mail a definitive proxy statement and other relevant documents to its stockholders when they become available. Jensyn's stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement in connection with Jensyn's solicitation of proxies for its stockholders' meeting to be held to approve, among other things, the proposed business combination because the proxy statement will contain important information about Jensyn, Peck and the business combination. Stockholders may obtain a free copy of the proxy statement, as well as other filings containing information about Jensyn, without charge, at the SEC's Internet site (www.sec.gov). Copies of the proxy statement can also be obtained, without charge, by directing a request to Lynne Radwanski, Secretary, Jensyn Acquisition Corp., 800 West Freehold Road, Suite 204 Freehold, New Jersey 07728. Jensyn and its directors and executive officers and Peck and its members and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jensyn in connection with the proposed business combination. Information regarding the special interests of these directors, members and executive officers in the business combination is included in the preliminary proxy statement referred to above which has been filed with the SEC. Recipients are strongly cautioned to rely only on information provided for in the proxy statement and in filings made with the SEC and are advised that none of the information provided for in this presentation is in any way a guarantee, promise, or indication that the proposed business combination will occur or even if approved, whether any of the synergies, expectations, or results based on forward-looking statements will be achieved.

The Peck Company

The Peck Company is:

A 47-year Engineering, Procurement & Construction “EPC” Company with Significant Growth Opportunities in Key Solar Installation Markets

Capitalizing on the Clean Energy Transformation by Constructing the Energy Resources for our Future

The Peck Company

Investment Highlights

- **REGIONAL INDUSTRY LEADER**
  - Largest commercial solar contractor in the Northeast and one of the largest in the USA
  - ~$27M in revenue and backlog as of 2Q 2019
  - With operations, portfolio of installations, and services located in Vermont, Peck constructed the largest solar arrays in the state
  - Long-term relationships with clients utilizing Peck's services for over 25 years
- **STRATEGIC LOCATION FOR MARKET EXPANSION**
  - Nine out of the top 10 states for solar array installations in the US are in the Northeast, based on return metrics to the solar array owner
  - Market expansion from Vermont to adjacent Northeast states with some of the best IRR for solar. The Mean IRR of solar arrays in CT, ME, NH, NJ, NY, RI, VT is 17.2%
- **REVENUE GROWTH DRIVERS**
  - The projected organic growth for Peck is in line with Vermont's solar installation growth, which is expected to double over the next 5 years
  - M&A of profitable targets to expand capabilities and geographic reach
  - Development of solar arrays to increase both EPC revenue and recurring revenue streams
- **EFFICIENT SCALING INTO NEW MARKETS**
  - Peck's in house staff plus "on-demand" access to a 350,000 highly-skilled workforce throughout the US with minimal capex can meet various job sizes from residential to commercial to utility

The Peck Company

Details of SPAC Transaction

- Jensyn Acquisition Corp. (Jensyn), a Special Purpose Acquisition Company (SPAC), is combining with Peck Electric Co., a private company based in Vermont and the largest commercial solar EPC (engineering - procurement - contracting) company in the Northeast and ranked 60th in the USA[1]
- Upon the closing of the business combination:
  - Peck Electric Co. becomes a wholly-owned subsidiary of Jensyn. The latter will be renamed “The Peck Company, Inc.” (“Peck”) whose common stock is expected to be listed on The Nasdaq Capital Market under the symbol "PECK”
  - The stockholders of Peck Electric Co. exchange their shares in Peck Electric Co. for 3,234,501 shares of Jensyn common stock representing approximately 59% of Jensyn's outstanding shares after giving effect to the business combination
  - The senior management of Peck replaces Jensyn’s existing management team
- The shareholders of Peck Electric Co. will receive an additional 898,473 shares of Jensyn common stock if within the first twelve months following the closing of the business combination:
  - Jensyn’s adjusted EBITDA is $5.0M or more or;
  - The closing price of Jensyn’s common stock is $12.00 or more at any time
- Fairness Opinion with valuation analysis provided by Primary Capital, LLC (Click **Link** below to view)
  - https://www.sec.gov/Archives/edgar/data/1634447/000149315219006713/prer14a.htm#a_040

1) Solar Power World 2018

The Peck Company

Details of SPAC Transaction

Pro-Forma Cap Table

	Pre-Transaction	Post-Transaction Base Deal**	%
Peck Shareholders	-	3,234,501	62.9%
IPO Shareholders*	549,982	-	0%
IPO Rights	-	390,000	7.6%
Private Placement Shareholders	294,500	294,500	5.7%
Private Placement Rights	-	29,450	0.6%
Founders/Transferees	975,000	975,000	19.0%
New Investors	-	221,153	4.3%
Total Shares	**1,819,482**	**5,144,604**	**100%**

* Assumes maximum redemption post transaction
** Excludes impact of earnout
*** Estimated cash in Trust at June 15, 2019

Sources & Uses

Sources:	
Cash on Hand	$313,217
Cash in Trust***	$6,242,563
New Investors	$2,500,000
Assumed LT Debt	$2,212,885
TOTAL	**$11,268,665**
Uses:	
Cash rollover	$313,217
SPAC Redemptions	$6,242,563
LT Debt Rollover	$2,212,885
Transaction Costs	$2,500,000
TOTAL:	**$11,268,665**

The Peck Company

Company Profile


est. 1972
PECK
ELECTRIC


Burlington

4050 Williston Rd, Ste 511
South Burlington, Vermont



Company History

- Peck Electric Co. is a second generation family business founded in 1972 in South Burlington, Vermont
- Current CEO and 2nd-generation owner is Jeffrey Peck, who joined the business in 1994. The VP of Solar is Frederick "Kip" Myrick, who has been with the business for over 30 years
- Established as a traditional electrical contractor, Peck Electric branched into data / communications before expanding further to offer solar energy industry services in 2008
- Beginning in 2013, Jeffrey Peck and Kip Myrick made the strategic decision to focus the business on solar EPC, only after the solar installation business model became profitable
- A definitive agreement to enter into a business combination with Jensyn Acquisition Corp. was signed in February 2019, and the business name will officially change to **The Peck Company** upon closing

The Peck Company

Company Profile


Peck Electric

Current Status

- Ranked the largest commercial solar contractor in the Northeast and one of the largest in the USA by Solar Power World 2018[1]
  - Peck Electric has approximately 100 employees and provides engineering, procurement, and contracting (EPC) services for the construction of solar arrays
- Installed over 100-MW of solar systems since its inception…over 1/3 of Vermont's cumulative installed solar
  - Projects range in size from several kilowatts for residential loads to multi-megawatt systems for large commercial and utility-scale projects
- Constructed and currently owns approximately three megawatts of operating solar array assets that is providing Peck Electric with recurring revenue streams

1) Solar Power World is the leading online and print resource for news and information regarding solar installation, development and technology

The Peck Company

Peck Constructs Energy Assets

Asset Development

EPC Role by Peck

- Designs and engineers the site and the array/system for the client
- Procures material including solar panels, inverters, batteries, racking and equipment
- Provides skilled labor and project management for construction, mechanical, and electrical trades
- Operation & Maintenance

Developer Role (by Peck or others)

- Permitting, community approval, Power Purchase Agreement negotiation with off-taker, Notice to Proceed, Commercial Operation Date

Financing Role (by Peck or others)

- Owner financed
- Equity investor
- Debt financed

Energy Assets



Photovoltaic (PV) Solar Array



PV Solar + Storage



Electric Vehicle Charging (solar or non-solar)

Energy Off-Takers

- Utility
- Municipality
- Community
- Corporate
- Residential
- EV owner

The Peck Company

At the Center of Opportunity

Fee for Service EPC Opportunities	Solar Investment Opportunities
Design and engineer solar array projects for customers	Invest in greenfield development with highest risk and return profile
Manage material and equipment purchases on behalf of customers	Purchase pre-developed projects at lower risk and construct to completion
Project manage and construct solar arrays for customers	Purchase fully-operational assets with lowest risk and return profile



Engineer
Procure
Construct
The Peck Company
Develop
Construct
Own/ Operate

The Peck Company

Strategic Advantages

Experience & Capabilities

- **47-year history**
  Peck Electric has the longevity to stand behind the typical 25 year product warranties, and Senior Management has been with the company for over 25 years
- **Success in VT paves a path to other states**
  Constructed the largest arrays in VT (7MW) and over 3,000 residential systems, and the Northeast market requires all the same skillsets and capabilities
- **360° project insights**
  Diverse technical and management expertise across the spectrum of Solar Development, Electrical Contracting, Data Services and Operations & Maintenance provides a unique, wholistic perspective
- **Immediately scalable to project size**
  Peck's in-house staff plus "on-demand" workforce can meet the needs of various job sizes from residential to commercial to utility

Risk Mitigation

- **Outstanding safety record**
  Peck's Experience Modification Rate (EMR) is better than industry average and is a strong indicator of both safety and business performance
- **Upfront design assistance**
  Working with customers early in the process on design and development mitigates project risk at the installation phase
- **On-time, on-budget**
  Experienced planning, budgeting and internal process controls enable efficiency on fast-paced projects while maintaining budgets and schedules the client expects
- **Performance record**
  Peck Electric is committed to working with high-quality materials and equipment to complement the Company's high-performance standards aimed at mitigating system risk for its customers

Relationships

- **Long-term relationship**
  Many clients have been utilizing Peck's services for over 25 years
- **Customers operate in multiple states**
  The Company works with developers that have projects in multiple states, so growth plans will also leverage the relationships with existing customers to expand into other states
- **Better relationships means more projects**
  The Company is typically part of early development efforts and helps customers improve designs and clear permitting. Therefore, there is little to no competition at the time of award and over 95% of bid projects have historically resulted in award
- **New Relationships**
  Peck is continuously seeking new relationships with developers to grow additional project pipelines

The Peck Company

Project Focus

Solar Project Size

Size	Segment	Notes
< 10kW	Residential	Opportunistic when marketing expenses can be avoided
10kW	Small Commercial	**Ideal project size to optimize margin, scale, and risk profile**
1MW	Commercial	
10MW	Small Utility	
>10MW	Utility	Opportunistic when profit margin can be preserved

Typical Commercial/Sm.Utility Project Timeline

Phase	Timeline
Planning Design & Engineering Including Development Support	1-week to 1-year Peck can construct fully developed projects quickly or invest considerable "marketing" time/effort upfront to assist developers with system design and mitigate project risks
Contract Signing and Procurement	1-4-weeks
Notice to Proceed and Construction to Commercial Operation Date	6-weeks to 6-months Expert process control and efficient use of skilled labor enables on-time, on-budget project management to completion

The Peck Company

Rockingham Project (ex.1)

- **745-kW Solar Array, Vermont**
- Owned by a private real asset firm focused on sustainable infrastructure projects
- Power for approximately 150 homes annually
- Completed Q4 2018 on time and on budget
- Client requested Peck for repeat business

- Peck was hired as the EPC and responsible for the project's design, install, and operations and maintenance.
- Peck has subsequently entered into a second agreement to build a 756-kW array for the same firm and is expected to break ground in 2Q 2019





South Main St. Project (ex.2)

- **7-MW Solar Array, Vermont**
- Client is a leading national solar company with a proven track record of developing, financing, building, and operating solar projects
- Power for approximately 1,400 homes annually
- Off-taker is Green Mountain Power (Utility)
- Completed Q4 2018 on time and on budget
- Peck was hired as the EPC and responsible for the project's design, install, and operations and maintenance
- Peck has successfully performed several projects with this national client in Vermont, and Peck intends to utilize relationships with its national clients to expand outside of Vermont as part of its growth plan



Industry & Market Opportunity

The Peck Company

Positioned for the Energy Transformation to Clean Renewable Energy

Solar Will Grow in US through 2050

DNV GL projects 2.5x increase in global electricity demand by 2050, and that 40% of the entire global energy to serve the population's needs will be produced by PV solar arrays[1]

Northeast Solar Markets are the Best in US

Nine out of 10 highest ranked states in the US for solar array installation are in the Company's addressable market in the Northeast, based on return metrics to the array owner[2]

Adjacent Markets Increase the Opportunity

- **Solar + Storage** market measured by MW expanded by 44% year-over-year in 2018 and is projected to grow into a $4.7 billion end market by 2024[3]
- **Electric Vehicle** charging market is expected to expand to over $30 billion by 2024 with a CAGR of 40% over the 5-year period[3]

Northeast Solar Installations Will Double in 5 years[4]


Northeast Solar PV Installations (MW)
25,000
20,000
15,000
10,000
5,000
0
Cululative by 2018
Cumulative by 2023

1) DNV GL ETO Outlook 2018
2) Industry Data, Solar Power Rocks
3) US EIA Annual Report 2018
4) Industry Data, www.SEIA.org

Northeast Market Detail

11,000 MW Increase in Solar PV Installations Across the Northeast Over the Next 5 years


ME, 800 MW
NH, 264 MW
VT, 244 MW
NY, 3,061 MW
MA, 1,603 MW
RI, 299 MW
CT, 585 MW
PA, 810 MW
NJ, 2,007 MW
DE, 241 MW
MD, 1,018 MW

Percentage of Additional Solar PV by State To Be Installed Over the Next 5 years


Vermont, 2%
New Hampshire, 2%
Rhode Island, 3%
Connecticut, 5%
Maine, 7%
Pennsylvania, 8%
Maryland, 10%
Massachusetts, 15%
New Jersey, 19%
New York, 29%

Data Source: www.seia.org

Market Expansion Plan

Existing and Planned Areas of Market Expansion



- Existing Operations in Vermont
- Immediate Northeast Market Expansion into Adjacent States with Best IRR for Solar
- Existing Access to Skilled Union Labor - Opportunistic for Project and M&A Growth

- Existing operations with portfolio of installations and services are in VT
- Immediate plans are to begin expanding into the surrounding Northeast states to capture growth
- Access to highly-skilled workforce across the country is a strategic advantage that allows opportunistic expansion across the US into any state
- 9 out of the top ten states for solar in the US are in the Northeast, based on return metrics to the solar array owner
- Mean IRR of solar arrays in CT, ME, NH, NJ, NY, RI, VT is 17.2%

Industry Data, Solar Power Rocks

Efficient Scaling for Growth

Scaling into new markets will leverage access to skilled labor resources throughout the country and minimize OpEx during low utilization periods

Scaling Strategy

The Company has approximately 100 employees across the organization, with “on demand” access to a skilled workforce of 350,000 certified electricians across the United States



- To scale the business and execute on the goal of remaining profitable throughout the growth phase of the business strategy, the Company has the ability to scale its workforce through extensive network relationships
- Highly skilled labor “on demand” reduces Peck’s expenses, as the Company can avoid carrying excess labor during lower project utilization periods
- Provides flexibility to leverage a national network as projects present themselves across the United States
- Due to the Company’s existing operational footprint, minimal capex spend is necessary to ramp up operations in the Northeastern United States

Corporate and Solar M&A Strategy

The Peck Company

Profile of Corporate Acquisition Targets:

Guiding Principals

- Peck will leverage and grow its brand in the Northeast solar EPC market as a leader
- Consolidation of niche service providers can leverage corporate operating infrastructure and lower costs
- Acquisitions will be accretive to earnings within 12-mo.

Target Business Types

- Solar EPCs and electrical, roofing and other contractors with synergistic skill sets
- Other complementary targets in adjacent industries that participate in battery storage or EV charging
- Businesses that support the long-term profitability of the Company

Target Financial Metrics

- EBITDA margin > 10%
- Free Cash Flow $3-5M

Profile of Solar Array Acquisition Targets:

Guiding Principals

- Long-term strategy for recurring revenue streams
- Prudent use of internal versus external capital in order to maximize IRR and preserve cash reserves
- Minimize off-taker risk with priority to utility, municipal, community or other off-takers with low-risk of default

Target Array Profile

- Various stages are of interest and include fully operating assets, developed projects requiring EPC, or greenfield opportunities
- Priority to Northeast states where EPC is required

Target Project IRR

- Operating assets > 10%
- Developed requiring EPC > 15%
- Greenfield project > 20%

The Peck Company

Base Revenue Projection

Peck has ~$27M in revenue and backlog as of Q2 2019, which accounts for ~77% of the 2019 annual projection


~$27M in revenue and backlog as of 2Q 2019
Revenue ($ Million)
50
25
0
$35M
$39M
$43M
2019
2020
2021

Organic Growth for the Company is in line with Vermont-only solar installation growth, which is expected to double over the next 5 years

Revenue Growth Opportunity



300
0
Revenue ($ Million)
2019
2020
2021
2022
2023
NE Expansion
Corp. M&A
Development EPC

OPPORTUNITY*
EPC revenue from solar arrays developed or co-developed by the Company or its affiliates. Driver for growth is access to capital

OPPORTUNITY*
Corporate M&A to target accretive acquisitions of profitable businesses

OPPORTUNITY*
Northeast expansion

**Any of these additional growth opportunities over Peck's base revenue growth plan will be pursued based on a prudent analysis of shareholder value*

Management



CEO, Chairman

Jeffrey Peck has been the majority owner and Chief Executive Officer of Peck Electric since Mr. Peck purchased it from his family in the late 1990s. Since then, Mr. Peck transformed Peck Electric from a local electrical contracting business to the largest commercial solar engineering, procurement and construction ("EPC") company in the Northeast and ranked 60th in the US by Solar Power World. Mr. Peck has grown Peck Electric to nearly 100 employees with many employees having tenures over 20 years. Mr. Peck was also responsible for timing the strategic direction of Peck Electric's focus into solar EPC at the time when solar installation became a profitable business in 2013 and also began investing in company-owned arrays, with a portfolio now approximately three megawatts. Mr. Peck has served as Chairman of Vermont Electrical Contractors, Chairman of the Joint Health and Welfare Committee as well as the IBEW Local 300 Pension funds. Mr. Peck graduated from Champlain College in 1993.



VP of Solar, Board Member

Frederick "Kip" Myrick has been working at Peck Electric for over 30 years since joining in 1988 as a Journeyman Electrician. In 1993 Mr. Myrick was promoted to Foreman and successfully managed the numerous small and large-scale projects at Global Foundries, IBM's chip-manufacturing business. From 1995 to 1998 Mr. Myrick held positions of General Foreman and Superintendent, then Project Manager/Estimator in 2005. In 2006, Mr. Myrick became a significant minority shareholder in the Company and its Vice President, then started the Peck Solar division in 2008 and has managed the construction of the largest solar arrays in Vermont. Mr. Myrick is also responsible for the innovative dual-use farming of saffron with solar arrays in collaboration with the University of Vermont, which has attracted national news attention. Mr. Myrick is a NABCEP certified Photovoltaic Installation Professional and holds a Vermont Master Electricians License.

James (J.D.) Gardner, Interim CFO will serve as Interim CFO for the Peck Electric merger and was appointed Chief Financial Officer of Jensyn in September 2017. From January 2015 until his appointment as Chief Financial Officer, he served as a consultant to Jensyn's finance and accounting department. From 2010-2015, Mr. Gardner served as a financial and accounting consultant to a number of small businesses and served as Chief Financial Officer and General Partner at OmniCapital Group, a technology-based venture capital fund. Prior to that, Mr. Gardner served as Chief Financial Officer at two small public companies, Visual Management Systems, Inc., a provider of wireless security systems and products (2008-2010) and Amedia Networks, a provider of next generation ultra-broadband switched Ethernet home gateways and home networking solutions for voice video and data services (2005-2008). Prior to that, Mr. Gardner spent 27 years at BellSouth and AT&T. He held the position of Chief Financial Officer of BellSouth Wireless Data and of BellSouth Mobile Data (1995-1999) and of RAM/BSE Communications L.P. Mr. Gardner also held several other senior executive positions at BellSouth and AT&T in the areas of financial management, domestic and international corporate finance, issuance of debt and equity and the related rating agency and investment banking interfaces, shareholder relations and a number of other treasury, accounting and finance positions.

Michael d'Amato, Director of Business Development brings an entrepreneurial career history of creating award-winning business plans, developing value propositions, identifying business opportunities, and recognizing new markets. Prior to joining Peck Electric, Mr. d'Amato utilized his cross-disciplinary engineering background and entrepreneurial experience to advised his solar EPC clients about maximizing value and strategic advantages in the solar industry. As the Director of Operation for the publicly traded company Invion, Inc. (ASX:INV), Mr. d'Amato established the US operations to support the company's strategic growth plans. As the CEO of several early-stage startups, Mr. d'Amato raised institutional capital for a structured finance company, raised private capital for an early-stage gene therapy company focused on curing Sickle Cell Disease, and established a collaborative agreement with a leading biotechnology company that was critical for attracting investor interest. Mr. d'Amato also in-licensed innovative technology from the University of Pennsylvania and established research teams to validate technology for investment decisions. Mr. d'Amato studied Microbiology (BS) and Mechanical Engineering (MS) at University of Rochester, where he pioneered an entrepreneurial program between the School of Engineering and the Simon School of Business. Mr. d'Amato served as Entrepreneur in Residence at Drexel University and mentored winning teams at both the Drexel and Wharton Business Plan Competitions.

The Peck Company

Management

Many of Peck's ~100 employees have been with the Company for multiple decades

Steven Yates, Director of Projects has been with Peck Electric since 2011. Mr. Yates was instrumental in developing Peck's Residential and Commercial Solar Divisions. Mr. Yates brought installation and design experience to the company and directed the division through over 3,000 residential installs. Prior to working in the solar industry, Mr. Yates Captained tall ships for a world-traveling experimental learning program. In addition, Mr. Yates taught the nautical science program, certified divers, and operated as the Chief Medical Officer. Onboard the ships, he developed an appreciation for self-sufficiency through the operation of the mechanical systems onboard and used this knowledge to propel him into the renewable energy space. Mr. Yates brings years of project management experience and a positive attitude to create projects from inception to completion. Mr. Yates graduated from the University of Maryland and holds a Masters of Oceans Captains License from the USCG. In his spare time, he runs his family's orchard with his wife and is a member of the Mount Mansfield Ski Patrol.

Harold Craig, Project Development Manager started working for Peck Electric at the beginning of 2019. Mr. Craig has built and been involved in solar projects from 125kW to 7MW with 11 years experience as the regional manager in charge of EPC for a the solar developer and Peck Electric client, GroSolar. Mr. Craig has supervised work across the Northeast in VT, NH, MA, NJ, CT, IL, MN, and OK. Mr. Craig brings a network of contractors to support scaling for growth in other regions as well as knowledge of local rules and regulations important to efficient construction of the projects in other regions. In 2001, Mr. Craig achieved his Master Plumbing and Heating license for VT and NH. In 2014, Mr. Craig completed the State of Vermont 4-year electrical apprenticeship program and will be working towards his Journeyman's electrical license. Mr. Craig holds certifications in: OSHA 10, OSHA 30, OSHA Hazwopper 40, CPR, First Aid and multiple certifications as a Firefighter and EMT.

Tylor Thibault, Director of Operations has been working at Peck Electric for 20 years. His career with Peck Electric started after entering the electrical apprenticeship program in 1999. Upon completing the five-year apprenticeship program in 2004, he earned his Journeyman's electrical license at which time Mr. Thibault was promoted to Project Foreman. From 2004 to 2008, Mr. Thibault held the position of Foreman and managed projects from $50,000 to over $1,000,000 across the state of Vermont. In 2008, Mr. Thibault was promoted to Service Department Manager and then General Foreman in 2010 where he helped the Company increase its bidding accuracy using the electrical estimating software Accubid. In 2014, Mr. Thibault was promoted to Commercial Solar Project Manager, Electrical Estimator in 2017 and his current position of Director of Operation in 2019. Mr. Thibault holds several certifications related to electrical, solar and electric vehicle charge station installation and maintenance.

The Peck Company

Board of Directors

Following the Business Combination

The Peck Company's independent board member nominees have the diversified experience to support the Company's growth

Doug Rose has over 25 years experience in the solar industry. Since 2010 he has held the position of Vice President, Technology Strategy in SunPower Corporation's strategy and business development group. Previous roles at SunPower include Product Engineering Manager, Director of Module R&D, and Technology Development Director. Prior to joining SunPower, he held positions in technology assessment and technology development at GTE, PV research at the National Renewable Energy Laboratory, and thin-film PV research and management at First Solar. He also held board of director and board observer positions at Solexel and SolarBridge. Dr. Rose has degrees in mechanical engineering from Iowa State and Stanford University and a Ph.D. in electrical engineering from the University of Colorado. He is author or co-author of more than 50 publications and 21 US patents in the field of solar energy.

Richard C. Cook has served on Jensyn's Board of Directors since the closing of the IPO in March 2016. Mr. Cook is the managing and sole member of Lakeview Strategies, LLC, which provides business consulting services for private companies. From April 2009 to April 2011, he served as Executive Chairman of EnteGreat, Inc., a manufacturing consulting company, in connection with providing turn-around consulting services. Mr. Cook was appointed as President and Chief Executive Officer of MAPICS, Inc., a publicly traded software firm, in July 1997 and served in that capacity until its acquisition in April 2005. Mr. Cook has substantial management experience and experience in public company governance in serving as a Chief Executive Officer of a public company, as well as his background in providing business consulting services and serving as an independent director of seven private companies during the past five years.

Stewart Martin was appointed as member of Jensyn's Board of Directors in November 2016. He is Executive Vice President, Sales and Producer Development of Marsh & McLennan Agencies – Florida, a subsidiary of Marsh & McLennan Companies. Many of Mr. Martin's clients are in the construction industry with experience specifically in solar array construction. He was previously Senior Vice President and a member of the Board of Directors of Seitlin Insurance and Advisors, which was acquired by Marsh & McLennan, LLC in November 2011.

Long-Term Perspective

50 Year Horizon

Peck has been in business for almost 50-years, and the time horizon for the world's energy transformation is another 50-years ahead.

Vermont and Hawaii have the leading renewable energy goals in the US of 75% by 2030 and 100% by 2045, respectively.[1] California committed to 100% carbon-free energy by 2045. 29 other states also have renewable energy goals regardless of current Federal ITC incentives for solar.

Peck will participate in near-term incentives and long-term, sustainable energy transformation with a commitment to the environment and to its stakeholders and shareholders.

Correct Investor Alignment

Small private companies like Peck don't often have an opportunity to participate in a NASDAQ IPO, particularly in an era of high-priced "unicorns" where it may be difficult for investors at or after the IPO to benefit from future growth.

Through the merger with Jensyn, Peck is now interested in aligning with investors who want to participate in the long-term growth opportunity with the The Peck Company.

Since SPAC investors often exit upon a successful business combination, there is an opportunity for new investors to join the Company at the beginning of its public growth phase.

Triple Bottom Line

Peck is guided by the mission to facilitate the reduction of carbon emissions through the expansion of clean, renewable energy and believes leveraging its core values to deploy resources toward profitable business is the only sustainable strategy to achieve these objectives.

The *triple bottom line* including people, environment, and profit has always been Peck's guide for the past 50-years and will continue to be Peck's guide over the next 50-years.

The Peck Company

Constructing our Energy Future

1) www.dsireusa.org 2019

The Peck Company

Appendix

The Peck Company

Unaudited Q1 Financials*

	March 31, 2019	December 31, 2018
Assets		
Current Assets:		
Cash	$ 188,922	$ 313,217
Accounts receivable, net of allowance	2,636,235	2,054,413
Costs and estimated earnings in excess of billings	718,984	718,984
Due from stockholders	2,858	2,858
Total current assets	3,546,999	3,089,472
Property and equipment:		
Building and improvements	666,157	666,157
Vehicles	1,148,871	1,147,371
Tools and equipment	511,057	493,760
Solar arrays	6,386,025	6,386,025
	8,712,110	8,693,313
Less accumulated depreciation	(1,722,257)	(1,571,774)
	6,989,853	7,121,539
Other Assets:		
Captive insurance investment	139,038	80,823
Due from stockholders	250,000	250,000
Cash surrender value - life insurance	224,530	224,530
	613,568	555,353
Total Assets	$ 11,150,420	$ 10,766,364
Liabilities and Stockholders' Equity		
Current Liabilities:		
Accounts payable	$ 1,620,434	$ 1,495,785
Accrued expenses	234,435	236,460
Billings in excess of costs and estimated earnings on uncompleted contracts	180,627	180,627
Accrued losses on contract in progress	9,128	9,128
Due to stockholders	33,463	33,463
Line of credit	1,290,092	972,524
Current portion of deferred compensation	27,057	27,057
Current portion of long-term debt	410,686	410,686
Total current liabilities	3,805,922	3,365,730
Long-term liabilities:		
Deferred compensation, net of current portion	110,023	116,711
Long-term debt, net of current portion	2,088,458	2,212,885
	2,198,481	2,329,596
Commitments and contingencies		
Stockholders' equity:		
Common stock - no par value 200 shares authorized and issued, 200 shares outstanding	6,000	6,000
Additional paid-in capital	546,953	546,953
Retained earnings	4,593,064	4,518,085
	5,146,017	5,071,038
Total Liabilities and Stockholders' Equity	$ 11,150,420	$ 10,766,364

	March 31, 2019	March 31, 2018
Earned revenue	$ 3,846,777	$ 4,435,467
Cost of earned revenue	2,729,731	3,765,547
Gross profit	1,117,046	669,920
Indirect expenses	327,716	155,088
General and administrative expenses	525,865	371,959
Total operating expenses	853,581	527,047
Operating income	263,465	142,873
Other income (expenses)		
Interest expense	(41,636)	(16,927)
Gain on disposal of fixed assets	0	0
Total other income (expenses)	(41,636)	(16,927)
Income before income taxes	221,829	125,946
Provision for income taxes	250	250
Net income	$ 221,579	$ 125,696
Unaudited pro forma information		
Pre-tax income	221,829	125,946
Income tax expense	61,491	34,912
	160,338	91,034
Weighted average shares outstanding		
Assuming maximum redemption		
Basic	5,144,604	5,144,604
Diluted	5,144,604	5,144,604
Assuming no redemption		
Basic	5,473,433	5,473,433
Diluted	5,473,433	5,473,433
Earnings per share		
Assuming maximum redemption		
Basic	$ 0.03	$ 0.02
Diluted	$ 0.03	$ 0.02
Assuming no redemption		
Basic	$ 0.03	$ 0.02
Diluted	$ 0.03	$ 0.02

* Management believes the unaudited financial performance of the Company is in line with expectations for seasonality and is also on target for 2019 year-end projections. Q1 revenue combined with revenue and backlog in Q2 is approximately $27M.

Audited Income Statement

The Peck Company

Management Discussion & Analysis

Revenues and operating performance for the year ended December 31, 2018 were impacted by delays in receiving the necessary authorizations to begin construction or to complete necessary utility interconnections and upgrades, and projects were cancelled. In the second half of 2018, three projects valued at $1.4 million, $1.4 million, and $1.3 million were delayed due to permitting issues and are expected to begin construction by the end of Q2 2019. Therefore, approximately $4.1 million in project revenue moved forward from 2018 to 2019. Additionally, gross margins were higher as a result of the construction efficiency, management strategy, and selection of projects with higher margin potential.

For 2019, Peck Electric anticipates record revenue due to several factors. The sum of Peck Electric's backlog, projects currently under contract, and anticipated contracts to date are already at record levels near $35 million. Peck Electric is not typically bidding competitively for projects, but instead engages with its customers over a long-term basis to develop project designs and to help customers reduce project costs. Therefore, the $35 million in project-based revenue anticipated for 2019 represents projects that have a high probability for conversion. Historically, Peck Electric has been awarded over 95% of the project it has reviewed for construction. The upfront assistance and coordination with its clients can be considered Peck Electric's marketing effort, which is a significant advantage for converting a high percentage of its pipeline projects.

		2018		(restated) 2017
Earned revenue	$	15,956,097	$	22,762,230
Cost of earned revenue		11,586,496		16,583,510
Gross profit		4,369,601		6,178,720
Indirect expenses		1,344,115		1,172,807
General and administrative expenses		1,834,454		2,016,537
Total operating expenses		3,178,569		3,189,344
Operating income		1,191,032		2,989,376
Other income (expenses)				
Interest expense		(134,810)		(69,029)
Gain on disposal of fixed assets		0		2,596
Total other income (expenses)		(134,810)		(66,433)
Income before income taxes		1,056,222		2,922,943
Provision for income taxes		250		250
Net income	$	1,055,972	$	2,922,693
Unaudited pro forma information				
Pre-tax income		1,056,222		
Income tax expense		292,785		
		763,437		
Weighted average shares outstanding				
Assuming maximum redemption				
Basic		5,144,604		
Diluted		5,144,604		
Assuming no redemption				
Basic		5,473,433		
Diluted		5,473,433		
Earnings per share				
Assuming maximum redemption				
Basic	$	0.15		
Diluted	$	0.15		
Assuming no redemption				
Basic	$	0.14		
Diluted	$	0.14		

The Peck Company

Audited Balance Sheet

		2018		(restated) 2017
Assets				
Current Assets:				
Cash	$	313,217	$	760,781
Accounts receivable, net of allowance		2,054,413		3,126,358
Costs and estimated earnings in excess of billings		718,984		404,099
Due from stockholders		2,858		680
Total current assets		3,089,472		4,291,918
Property and equipment:				
Building and improvements		666,157		661,938
Vehicles		1,147,371		925,576
Tools and equipment		493,760		341,518
Solar arrays		6,386,025		3,880,498
		8,693,313		5,809,530
Less accumulated depreciation		(1,571,774)		(1,069,159)
		7,121,539		4,740,371
Other Assets:				
Captive insurance investment		80,823		36,000
Due from stockholders		250,000		0
Cash surrender value - life insurance		224,530		140,633
		555,353		176,633
Total assets	$	10,766,364	$	9,208,922
Liabilities and Stockholders' Equity				
Current Liabilities:				
Accounts payable	$	1,495,785	$	2,203,472
Accrued expenses		236,460		324,137
Billings in excess of costs and estimated earnings on uncompleted contracts		180,627		254,183
Accrued losses on contract in progress		9,128		0
Due to stockholders		33,463		27,000
Line of credit		972,524		0
Current portion of deferred compensation		27,057		0
Current portion of long-term debt		410,686		301,087
Total current liabilities		3,365,730		3,109,879
Long-term liabilities:				
Deferred compensation, net of current portion		116,711		0
Long-term debt, net of current portion		2,212,885		1,590,148
		2,329,596		1,590,148
Commitments and contingencies				
Stockholders' equity:				
Common stock - no par value 200 shares authorized and issued, 200 shares outstanding		6,000		6,000
Additional paid-in capital		546,953		546,953
Retained earnings		4,518,085		3,955,942
		5,071,038		4,508,895
	$	10,766,364	$	9,208,922

The Peck Company

Audited Cash Flows

	2018	(restated) 2017
Cash flows from operating activities		
Net income	$ 1,055,972	$ 2,922,693
Adjustments to reconcile net income to net cash provided by operating activities:		
Depreciation	537,484	357,890
Gain on disposal of fixed assets	0	(2,596)
Cash surrender value - life insurance	(83,897)	(77,451)
Changes in operating assets and liabilities:		
Accounts receivable	1,071,945	1,291,160
Prepaid expenses	0	2,601
Costs and estimated earnings in excess of billings	(314,885)	(252,939)
Due from stockholders	(252,178)	67,291
Accounts payable	(707,687)	(2,048,653)
Accrued expenses	(87,677)	(143,103)
Billings in excess of costs and estimated earnings on uncompleted contracts	(73,556)	(235,116)
Accrued losses on contract in progress	9,128	(91,045)
Due to stockholders	6,463	5,301
Deferred compensation	143,768	0
Net cash provided by operating activities	1,304,880	1,796,033
Cash flows from investing activities:		
Proceeds from the sale of property and equipment	0	19,916
Purchase of solar arrays and equipment	(2,729,089)	(1,223,427)
Investment in captive insurance	(44,823)	0
Purchase of captive insurance stock	0	(36,000)
Net cash used in investing activities	(2,773,912)	(1,239,511)
Cash flows from financing activities:		
Net borrowings (repayments) on line of credit	972,524	0
Proceeds from long-term debt	930,395	550,000
Payments of long-term debt	(387,622)	(341,223)
Stockholder distributions paid	(493,829)	(784,694)
Net cash provided by (used in) financing activities	1,021,468	(575,917)
Net decrease in cash	(447,564)	(19,395)
Cash, beginning of year	760,781	780,176
Cash, end of year	$ 313,217	$ 760,781
Supplemental disclosure of cash flow information		
Cash paid during the year for:		
Interest	$ 134,810	$ 69,029
Income taxes	250	250